UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 10, 2016

Arena Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-31161	23-2908305
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6154 Nancy Ridge Drive, San Diego, California 92121
(Address of principal executive offices) (Zip Code)
858.453.7200
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this report, “Arena Pharmaceuticals,” “Arena,” “Company,” “we,” “us” and “our” refer to Arena Pharmaceuticals, Inc., and/or one or more of our wholly owned subsidiaries, unless the context otherwise provides. Arena Pharmaceuticals® and Arena® are registered service marks of Arena Pharmaceuticals, Inc.
Item 7.01 Regulation FD Disclosure.
Our 2016 Annual Stockholders’ Meeting is scheduled for Monday, June 13, 2016. Following such meeting, we plan to make a presentation using the slides attached as Exhibit 99.1 to this Current Report on Form 8-K, which are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
99.1	Slides for Arena presentation on June 13, 2016

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2016	Arena Pharmaceuticals, Inc.

	By:	/s/ Amit D. Munshi
Amit D. Munshi
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Slides for Arena presentation on June 13, 2016